SECURITIES AND EXCHANGE COMMISSION

                              450 5th Street, N.W.

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) December 16, 1995



                                   1ST BANCORP
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             (Exact Name of Registrant, as specified in its charter)



         INDIANA                        33-24587                35-1775411
--------------------------------------------------------------------------------
 (State of Other Jurisdiction         (Commission             (IRS Employer
  Of Incorporation)                   File Number)          Identification No.)


101 N. Third Street, Vincennes, Indiana                         47591
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (812) 882-4528

                                       N/A
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          (Former Name or Former Address, if changed since last report)

Item 2.  Disposition of Assets

On December 16, 1995, 1ST BANCORP completed the sale of certain assets subject to certain liabilities of two retail branch offices of its thrift subsidiary, First Federal Bank, A Federal Savings Bank (the "Bank"), to two of STAR
Financial Group, Inc.'s subsidiary banks (the "Purchasers"). STAR Financial Bank, Marion, Indiana ("STAR Marion") purchased certain assets and assumed certain liabilities of First Federal Bank's retail branch office located in
Kokomo, Indiana. STAR Financial Bank, Indianapolis, Indiana ("STAR Indianapolis") purchased certain assets and assumed certain liabilities of First Federal Bank's retail branch office located in Tipton, Indiana.

The sale of the branch offices included approximately $78.5 million in deposits and $28.4 million in mortgage and consumer loans. The sale also included the retail branch offices' premises and equipment. The Bank transferred cash totaling approximately $41.4 million to the Purchasers in connection with the branch sales. The sale contributed approximately $4.5 million after income taxes to 1ST BANCORP's stockholders' equity.

First Federal Bank, A Federal Savings Bank continues to operate a full service retail banking office in Vincennes, Indiana and loan origination offices in Evansville, Indianapolis, and New Albany, Indiana and Loveland (suburb of Cincinnati), Centerville (suburb of Dayton), and Independence (suburb of Cleveland), Ohio.

Item 7.  Pro Forma Financial Statements and Exhibits

The following pro forma financial information and exhibits are filed as a part of this report:

Unaudited Pro Forma Consolidated Condensed Statement of Financial Condition - September 30, 1995

Unaudited Pro Forma Consolidated Condensed Statement of Operations - Three Months Ended September 30, 1995

Unaudited Pro Forma Consolidated Condensed Statement of Operations - Year Ended June 30, 1995


Exhibit 2a. - Purchase and Assumption Agreement dated as of August 11, 1995 between the Bank and STAR Indianapolis is incorporated by reference to Exhibit 2(b) to 1ST BANCORP's Form 8-K dated August 11, 1995.

Exhibit 2b. - Purchase and Assumption Agreement dated as of August 11, 1995 between the Bank and STAR Marion is incorporated by reference to Exhibit 2(c) to 1ST BANCORP's Form 8-K dated August 11, 1995.

Exhibit 99. - Press Release

                          1ST BANCORP AND SUBSIDIARIES
        PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL CONDITION
                               September 30, 1995
                          (Unaudited and in Thousands)

                                                                                   Pro Forma                            Pro Forma
                                                          1ST BANCORP             Adjustments               Note          after
                                                         as of 09/30/95       Increase (Decrease)        Reference     Adjustments
                                                         --------------       -------------------        ---------     -----------
           ASSETS
Cash and cash equivalents
     Interest-bearing deposits                            $  10,882              ($  4,427)                   A         $   6,455
     Non-interest bearing deposits                            2,081                   (570)                   B             1,511
          Cash and cash equivalents                          12,963                 (4,997)                                 7,966
Investment securities held to maturity                       72,723                (31,170)                   C            41,553
Loans receivable, net                                       201,423                (28,369)                   D           173,054
Loans held for sale                                           7,496                                                         7,496
Accrued interest receivable
     Investment securities                                    1,026                                                         1,026
     Mortgage backed securities and loans                     1,195                   (174)                   E             1,021
Stock in FHLB of Indianapolis, at cost                        3,876                                                         3,876
Office premises and equipment                                 3,920                   (863)                   F             3,057
Real estate owned                                               179                                                           179
Prepaid expenses and other assets                             5,659                    (71)                   G             5,588
                                                          ---------              ---------                              ---------
TOTAL ASSETS                                              $ 310,460              ($ 65,642)                             $ 244,818
                                                          =========              =========                              =========
     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Deposits                                             $ 207,426              ($ 78,473)                   H         $ 128,953
     Advances from FHLB and other borrowings                 79,338                  6,074                    I            85,412
     Advance payments by borrowers for
          taxes and insurance                                 1,833                                                         1,833
     Accrued interest payable on deposits                       725                   (570)                   J               155
     Accrued expenses and other liabilities                   3,896                  2,647                    K             6,543
     Deferred income taxes                                      378                                                           378
                                                          ---------              ---------                              ---------
               Total Liabilities                            293,596                (70,322)                               223,274

Stockholder's equity:
     Preferred stock, no par value;
          shares authorized of 2,000,000;
          none outstanding                                        -                                                             -
     Common stock; $1 par value;
          shares authorized of 5,000,000;
          shares issued and outstanding
          of 634,275 at June 30, 1995                           640                                                           640
     Paid-in capital                                          2,914                                                         2,914
     Retained earnings, substantially restricted             13,488                  4,502                    L            17,990
     Unrealized depreciation on securities                     (178)                   178                    M                 0
                                                          ---------              ---------                              ---------
               Total Stockholders' Equity                    16,864                  4,680                                 21,544


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 310,460              ($ 65,642)                             $ 244,818
                                                          =========              =========                              =========

                          1ST BANCORP AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      Three Months Ended September 30, 1995
                          (Unaudited and in Thousands)

                                                        1ST BANCORP           Pro Forma                                 Pro Forma
                                                        Three Months         Adjustments               Note               after
                                                       Ended 09/30/95    Increase(Decrease)         Reference          Adjustments
                                                       --------------    ------------------         ---------          -----------
INTEREST INCOME:
     Loans and mortgage-backed securities                  $ 4,238           ($  600)                    A               $ 3,638
     Investment securities                                   1,172              (655)                    B                   517
     Other short-term investments and
          interest bearing deposits                            217                                                           217
                                                           -------           -------                                     -------
     Total Interest Income                                   5,627            (1,256)                                      4,371

INTEREST EXPENSE:
     Deposits                                                2,772            (1,050)                    C                 1,722
     Short-term borrowings                                      24                                                            24
     FHLB advances and other borrowings                      1,163                96                     D                 1,259
                                                           -------           -------                                     -------
     Total Interest Expense                                  3,959              (954)                                      3,005

NET INTEREST INCOME BEFORE PROVISION
     FOR LOAN LOSSES                                         1,668              (302)                                      1,366

Provision for loan losses                                       25                                                            25
                                                           -------           -------                                     -------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                         1,643              (302)                                      1,341

NON-INTEREST INCOME:
     Fees and service charges                                  140               (11)                    E                   129
     Net gain on sales of investment
          securities and trading
          account securities                                     1                                                             1
     Net gain on sales of loans
          and mortgage-backed securities                       312               (11)                    F                   301
     Other                                                     577               (49)                    G                   528
                                                           -------           -------                                     -------
     Total Non-Interest Income                               1,030               (71)                                        959

NON-INTEREST EXPENSE:
     Compensation and employee benefits                      1,034              (283)                    H                   751
     Net occupancy                                             205               (57)                    I                   148
     Federal deposit insurance premiums                        136               (57)                    J                    79
     Other                                                     515               (63)                    K                   452
                                                           -------           -------                                     -------
     Total Non-Interest Expense                              1,890              (460)                                      1,430

Earnings Before Income Taxes                                   783                87                                         870
Income Taxes                                                   295                32                     L                   324
                                                           -------           -------                                     -------
NET EARNINGS                                               $   488           $    55                                     $   546
                                                           =======           =======                                     =======
EARNINGS PER SHARE:
   Primary                                                   $0.76                                                       $  0.85
   Fully-diluted                                             $0.76                                                       $  0.85

                          1ST BANCORP AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        Twelve Months Ended June 30, 1995
                          (Unaudited and in Thousands)

                                                   1ST BANCORP              Pro Forma                           Pro Forma
                                                    12 Months              Adjustments          Note              after
                                                 Ended 06/30/65        Increase (Decrease)    Reference        Adjustments
                                                 --------------        -------------------    ---------        -----------
INTEREST INCOME:
     Loans and mortgage-backed securities           $15,146                  ($2,402)             A               $12,744
     Investment securities                            4,084                   (2,620)             B                 1,464
     Trading account securities                           8                                                             8
     Other short-term investments
          and interest bearing deposits                 665                                                           665
                                                     ------                   ------                               ------

     Total Interest Income                           19,903                   (5,022)                              14,881
INTEREST EXPENSE:
     Deposits                                         8,977                   (4,091)             C                 4,886
     Short-term borrowings                              379                                                           379
     FHLB advances and other borrowings               4,063                      723              D                 4,786
                                                     ------                   ------                               ------
     Total Interest Expense                          13,419                   (3,368)                              10,051

NET INTEREST INCOME BEFORE PROVISION
     FOR LOAN LOSSES                                  6,484                   (1,654)                               4,830
Provision for loan losses                               100                                                           100
                                                     ------                   ------                               ------
NET INTEREST INCOME AFTER PROVISION                   6,384                   (1,654)                               4,730
     FOR LOAN LOSSES

NON-INTEREST INCOME:
     Fees and service charges                         1,466                      (45)             E                 1,421
     Net gain on sales of investment
          securities and trading
          account securities                             18                                                            18
     Net gain on sales of loans and
          mortgage-backed securities                    580                      (89)             F                   491
     Other                                            3,806                     (194)             G                 3,612
                                                     ------                   ------                               ------
  Total Non-Interest Income                           5,870                     (327)                               5,543
NON-INTEREST EXPENSE:
     Compensation and employee benefits               4,442                     (869)             H                 3,573
     Net occupancy                                      815                     (222)             I                   593
     Federal deposit insurance premiums                 494                     (238)             J                   256
     Other                                            2,633                     (205)             K                 2,428
                                                     ------                   ------                               ------
     Total Non-Interest Expense                       8,384                   (1,533)                               6,851

     Earnings Before Income Taxes                     3,870                     (448)                               3,422
     Income Taxes                                     1,440                     (167)             L                 1,273
                                                     ------                   ------                               ------
     NET EARNINGS                                   $ 2,430                  ($  282)                             $ 2,148
                                                    =======                  =======                              =======
     EARNINGS PER SHARE:
          Primary                                     $3.92                                                       $  3.47
          Fully-diluted                               $3.90                                                       $  3.45

                          1ST BANCORP AND SUBSIDIARIES
         Notes to Pro Forma Consolidated Condensed Financial Statements
                          (Unaudited and in Thousands)

1.  Historical Data:

The historical data of 1ST BANCORP shown in the pro forma Consolidated Condensed Statement of Operations for the year ended June 30, 1995, represents 1ST BANCORP's results of operations for its fiscal year ended June 30, 1995 as reported on Form 10-K.

The historical data of 1ST BANCORP shown in the pro forma Consolidated Condensed Statement of Financial Condition as of September 30, 1995, represents 1ST BANCORP's financial condition as of September 30, 1995 as reported on Form 10-Q.

The historical data of 1ST BANCORP shown in the pro forma Consolidated Condensed Statement of Operations for the three months ended September 30, 1995, represents 1ST BANCORP's results of operations as reported in the September 30, 1995 Form 10-Q.

2.  Pro Forma Consolidated Condensed Statement of Financial Condition:

The following are adjustments necessary to reflect the branch disposition transaction on the Pro Forma Consolidated Condensed Statement of Financial Condition as if it had occurred on September 30, 1995.



A. Net decrease in cash and interest-bearing deposits after funding the deposits transferred during the transaction.

B.   Vault cash transferred as part of this transaction.

C. Investment securities liquidated in the open market used to fund a portion of the deposits transferred as part of branch disposition.

D. Net principal balance of mortgage and consumer loans sold to Purchasers to fund a portion of the deposits transferred as part of the branch disposition.

E. Mortgage and consumer loan accrued interest receivable transferred to Purchasers for the loans sold in note 2D.

F. Book value of the two branch office buildings and land and the book value of furniture, fixtures, and equipment of the two branch offices.

G.   Miscellaneous  prepaid  accounts  primarily   attributable  to  maintenance
     agreements and deposit insurance premiums.

H. Net balance of savings and transaction account deposits transferred as part of the branch disposition.

I. Additional borrowed funds necessary to fund a portion of the deposits transferred as part of the branch disposition.

J. Accrued interest payable on deposits transferred as part of the branch disposition.

K. Miscellaneous payable accounts primarily attributable to income taxes payable.

L. Net gain from the sale of deposits, loans, investment securities, and office premises net of estimated income taxes payable and miscellaneous disposition costs.

M. Reduced unrealized depreciation on available for sale investment securities as the securities were liquidated to fund a portion of the deposits transferred during the branch disposition.


3. Pro Forma Consolidated Condensed Statement of Operations for the Three Months Ended September 30, 1995:

The following are adjustments necessary to reflect the branch disposition transaction on the Pro Forma Consolidated Condensed Statement of Operations as if it had occurred on July 1, 1995.

A. Adjusted to reflect the reduced interest income for loans that were sold to fund the deposits transferred as part of the branch disposition. The weighted average yield for consumer and mortgage loans sold was used to arrive at the adjustment.


B. Adjusted to reflect the reduced amount of interest income for investment securities that were actually sold to fund the deposits transferred as part of the branch disposition. An additional reduction was assumed as the average balance for deposits during the quarter ended September 30, 1995 was greater than was actually transferred. Therefore, an additional $15.0 million of investment securities were assumed to be sold.

C. Adjusted to reflect the deposit interest expense incurred for the deposits transferred as part of the branch disposition.

D. Adjusted to reflect increased borrowed funds interest expense relating to additional borrowed funds necessary to replace the deposits that were transferred as part of the branch disposition.

E. Adjusted to reflect the amount of loan fees and service charges that the two branches actually realized during the quarter ended September 30, 1995.

F. Adjusted to reflect the amount of gain on sale of loans that the two branches actually realized during the quarter ended September 30, 1995.

G. Adjusted to reflect the amount of savings account and transaction account fees and service charges that the two branches actually realized during the quarter ended September 30, 1995.

H. Adjusted to reflect the amount of actual compensation and employee benefit expense that the two branches actually incurred during the quarter ended September 30, 1995.

I. Adjusted to reflect the amount of occupancy expense that the two branches actually incurred during the quarter ended September 30, 1995.

J. Adjusted to reflect the portion of the deposit insurance premium that was attributable to the average savings and transaction account balances for the two branches during the quarter ended September 30, 1995.

K. Adjusted to reflect the amount of miscellaneous operating expenses that the two branches actually incurred during the quarter ended September 30, 1995.

L. Adjusted to reflect increase in income tax liability, at the effective tax rate for the corporation during fiscal year end 1995, attributable to increase in net income after disposition of the two branch office operations.

4. Pro Forma Consolidated Condensed Statement of Operations for the Year Ended June 30, 1995:

The following are adjustments necessary to reflect the branch disposition transaction on the Pro Forma Consolidated Condensed Statement of Operations as if it had occurred on July 1, 1994.



A. Adjusted to reflect the reduced interest income for loans that were sold to fund the deposits transferred as part of the branch disposition. The weighted average yield for consumer and mortgage loans sold was used to arrive at the adjustment.

B. Adjusted to reflect the reduced amount of interest income for investment securities that were actually sold to fund the deposits transferred as part of the branch disposition. An additional reduction was assumed as the average balance for deposits during the year ended June 30, 1995 was greater than was actually transferred. Therefore, an additional $15.0 million of investment securities were assumed to be sold.

C. Adjusted to reflect the deposit interest expense incurred for the deposits transferred as part of the branch disposition.

D. Adjusted to reflect increased borrowed funds interest expense relating to additional borrowed funds necessary to replace the deposits that were transferred as part of the branch disposition.

E. Adjusted to reflect the amount of loan fees and service charges that the two branches actually realized during the year ended June 30, 1995.

F. Adjusted to reflect the amount of gain on sale of loans that the two branches actually realized during the year ended June 30, 1995.

G. Adjusted to reflect the amount of savings account and transaction account fees and service charges that the two branches actually realized during the year ended June 30, 1995.

H. Adjusted to reflect the amount of actual compensation and employee benefit expense that the two branches actually incurred during the year ended June 30, 1995.

I. Adjusted to reflect the amount of occupancy expense that the two branches actually incurred during the year ended June 30, 1995.

J. Adjusted to reflect the portion of the deposit insurance premium that was attributable to the average savings and transaction account balances for the two branches during the year ended June 30, 1995.

K. Adjusted to reflect the amount of miscellaneous operating expenses that the two branches actually incurred during the year ended June 30, 1995.

L. Adjusted to reflect increase in income tax liability, at the effective tax rate for the corporation during fiscal year end 1995, attributable to increase in net income after disposition of the two branch office operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   1ST BANCORP

Date: December 28, 1995       By: /s/   C. James McCormick
                                   C. James  McCormick,  Chairman and
                                  Chief Executive Officer

Date: December 28, 1995       By: /s/   Frank D. Baracani
                                  Frank D. Baracani, President

Date: December 28, 1995       By: /s/   Mary Lynn  Stenftenagel
                                  Mary Lynn  Stenftenagel, Secretary-
                                  Treasurer and Chief Accounting Officer